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                                                                   EXHIBIT 24.3


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 21, 1997 included in Kinder Morgan Energy Partners, L.P.'s Annual Report on Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this Registration Statement.



                                       /s/ Arthur Andersen LLP

                                       ARTHUR ANDERSEN LLP







Houston, Texas
January 15, 1998